FOR IMMEDIATE RELEASE Investor Contact: Sam Ullrich Media Contact: Tonya Abeln (502) 638-3906 (502) 386-1742 Sam.Ullrich@kyderby.com Tonya.Abeln@kyderby.com Churchill Downs Incorporated Announces Definitive Agreements to Acquire a Majority of Casino Salem Project in New Hampshire Louisville, KY., (July 14, 2025) – Churchill Downs Incorporated (Nasdaq: CHDN) (the “Company”, “CDI”, “we”) announced today that it has signed definitive agreements to acquire a majority of the outstanding equity interests (the “Salem Transaction”) of a Salem, New Hampshire joint venture (“Casino Salem”) with the right to develop a charitable gaming, entertainment and dining destination featuring historical horse racing machines (“HRMs”). Casino Salem is located at The Mall at Rockingham Park, which is approximately 30 minutes from downtown Boston. Prominent local developers Joe Faro and Sal Lupoli will maintain ownership in Casino Salem, ensuring their experience remains central to the development and future success of this new venue. The initial phase of Casino Salem opened on July 9th with approximately 100 HRMs and 13 live table games. Over the coming months, CDI will finalize plans and commence construction of the future phases of the project including a rebranding of the venue, an expansion of the gaming floor, and several food and beverage concepts. “New Hampshire is an exciting opportunity, and this transaction – and our new partnership with Joe Faro and Sal Lupoli – allows us to develop a regional destination to draw patrons to Salem from across the growing New England market,” said Bill Carstanjen, Chief Executive Officer of CDI. “We look forward to sharing more about our plans to build an expanded, state-of-the-art gaming and entertainment facility in Salem and to support charitable organizations throughout New Hampshire.” “We are thrilled to move forward in partnership with Churchill Downs, one of the country’s preeminent gaming and entertainment operators,” said Joe Faro and Sal Lupoli. “With our vision for Salem, we remain committed to driving economic stimulus to our local economy, creating new jobs, and increasing tourism while delivering a world-class destination that will create lasting benefits for the community for decades.” Separately from Casino Salem, CDI will continue to operate its Chasers Poker Room in Salem. The Company will finance the Salem Transaction using its existing credit facility. Closing of the Transaction is subject to usual and customary closing conditions, including receipt of approval by the New Hampshire Lottery Commission. The Transaction is anticipated to close during the third quarter of 2025. About Churchill Downs Incorporated Churchill Downs Incorporated (“CDI”) (Nasdaq: CHDN) has been creating extraordinary entertainment experiences for over 150 years, beginning with the company’s most iconic and enduring asset, the Kentucky Derby. Headquartered in Louisville, Kentucky, CDI has expanded through the acquisition, development, and operation of live and historical racing entertainment venues, the growth of online wagering businesses, and the acquisition, development, and operation of regional casino gaming properties. www.churchilldownsincorporated.com About Joe Faro/Tuscan Brands Founded in 2010 by Joe Faro, Tuscan Brands operates in four primary industry verticals, hospitality, real estate development, food manufacturing, and philanthropy. Tuscan Brands began with the development of the critically acclaimed Tuscan Kitchen restaurant in Salem, NH. Tuscan Brands also develops and operates over four million square feet of mixed-use real estate. Joe has also partnered with Sal Lupoli to create The Artisan Chef Manufacturing Company which produces a wide range of products for various markets. At the heart of Tuscan Brands is the Tuscan Brands Foundation and our commitment to the communities in which we serve. About Sal Lupoli/Lupoli Companies Founded by Sal Lupoli, Lupoli Companies is an award-winning organization with over two decades of growth and development throughout New England. Sal has grown his Lupoli Companies to include over six million square feet of commercial and residential real estate. Lupoli Companies’ renowned brands include Sal’s Pizza, with over 130 retail locations, and award-winning full-service restaurants 34 Park in Andover, MA, BOSA Coastal Italian in Haverhill, MA, and the Riverwalk Lofts luxury apartment community in Lawrence, MA. Lupoli Companies also prides itself on its dedication to and support of several charitable organizations throughout New England. This news release contains various “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” “scheduled,” and similar words or similar expressions (or negative versions of such words or expressions), although some forward-looking statements are expressed differently.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors, that could cause actual results to differ materially from expectations include the following: the occurrence of extraordinary events, such as terrorist attacks, public health threats, civil unrest, and inclement weather, including as a result of climate change; the effect of economic conditions on our consumers’ confidence and discretionary spending or our access to credit, including the impact of inflation; changes in, or new interpretations of, applicable tax laws or rulings that could result in additional tax liabilities; the impact of any pandemics, epidemics, or outbreaks of infectious diseases, and related economic matters on our results of operations, financial conditions and prospects; lack of confidence in the integrity of our core businesses or any deterioration in our reputation; negative shifts in public opinion regarding gambling that could result in increased regulation of, or new restrictions on, the gaming industry; loss of key or highly skilled personnel, as well as general disruptions in the general labor market; the impact of significant competition, and the expectation that competition levels will increase; changes in consumer preferences, attendance, wagering, and sponsorships; risks associated with equity investments, strategic alliances and other third-party agreements; inability to respond to rapid technological changes in a timely manner; concentration and evolution of slot machine and historical racing machine ("HRM") manufacturing and other technology conditions that could impose additional costs; failure to enter into or maintain agreements with industry constituents, including horsemen and other racetracks; inability to successfully focus on market access and retail operations for our sports betting business and effectively compete; online security risk, including cyber-security breaches, or loss or misuse of our stored information as a result of a breach including customers’ personal information could lead to government enforcement actions or other litigation; costs of compliance with increasingly complex laws and regulations regarding data privacy and protection of personal information; reliance on our technology services and catastrophic events and system failures disrupting our operations; inability to identify, complete, or fully realize the benefits of our proposed acquisitions, divestitures, development of new venues or the expansion of existing facilities on time, on budget, or as planned; difficulty in integrating recent or future acquisitions into our operations; cost overruns and other uncertainties associated with the development of new venues and the expansion of existing facilities; general risks related to real estate ownership and significant expenditures, including risks related to environmental liabilities; personal injury litigation related to injuries occurring at our racetracks; compliance with the Foreign Corrupt Practices Act or other similar laws and regulations, or applicable anti-money laundering regulations; payment-related risks, such as risk associated with fraudulent credit card or debit card use; work stoppages and labor problems; risks related to pending or future legal proceedings and other actions; highly regulated operations and changes in the regulatory environment could adversely affect our business; restrictions in our debt facilities limiting our flexibility to operate our business; failure to comply with the financial ratios and other covenants in our debt facilities and other indebtedness; increases to interest rates (due to inflation or otherwise); disruption in the credit markets or changes to our credit ratings may adversely affect our business; increase in our insurance costs, or inability to obtain similar insurance coverage in the future, and any inability to recover under our insurance policies for damages sustained at our properties in the event of inclement weather and casualty events; and other factors described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.